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                                                                    Exhibit 24.1



                        CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference of our report dated March 19, 2004, with respect to the financial statements included in the Annual Report on Form 10-KSB of Genius Products, Inc. and Subsidiaries for the year December 31, 2003 in the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission on April 26, 2004.

                                /s/ Cacciamatta Accountancy Corporation

                                CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
April 26, 2004